Accounts receivable, net - Non current amounts (Details) - Mar. 31, 2021 ¥ in Thousands, $ in Thousands	CNY (¥)	USD ($)
Non-current accounts receivable
2023	¥ 70,990	$ 10,835
2024	53,447	8,157
2025	45,231	6,904
2026	42,841	6,539
2027 and thereafter	104,602	15,965
Non-current gross accounts receivable due for payment	317,111	48,400
Less: Unearned interest	(32,808)	(5,007)
Total	¥ 284,303	$ 43,393